Exhibit 23.1



                         [Letterhead of Deloitte & Touche LLP]



             INDEPENDENT AUDITORS' CONSENT
             _____________________________


             We consent to the incorporation by reference in this Registration Statement of The Good Guys, Inc. on Form S-8 of our reports dated October 28, 1994, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Good Guys, Inc. for the year ended September 30, 1994.

             Deloitte & Touche LLP

             May 4, 1995